SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant [X]
Filed by a Party other than the Registrant		[ ]
Check the appropriate box:
[ ]	Preliminary Proxy Statement	[ ]	Soliciting Material Under Rule 14a-12
[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Joint Proxy Statement
[ ]	Definitive Additional Materials

NICHOLAS-APPELGATE CONVERTIBLE & INCOME FUND NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND II
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount previously paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 23, 2008

c/o Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, New York 10105

To the Shareholders of Nicholas-Applegate Convertible & Income Fund (‘‘NCV’’) and Nicholas-Applegate Convertible & Income Fund II (‘‘NCZ’’) (each a ‘‘Fund’’ and, collectively, the ‘‘Funds’’):

Notice is hereby given that a Joint Annual Meeting of Shareholders (the ‘‘Meeting’’) of the Funds will be held at the offices of Allianz Global Investors Fund Management LLC (‘‘AGIFM’’ or the ‘‘Manager’’), 1345 Avenue of the Americas, between West 54th and West 55th Streets, 49th Floor, New York, New York 10105, on Wednesday, July 23, 2008 at 11:00 A.M., Eastern Time, for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated June 25, 2008:

1.	To elect Trustees of the Funds, each to hold office for the term indicated and until his or her successor shall have been elected and qualified; and

2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Board of Trustees of each Fund has fixed the close of business on June 18, 2008 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of each Fund.

By order of the Board of Trustees of each Fund
Thomas J. Fuccillo Secretary

New York, New York
June 25, 2008

It is important that your shares be represented at the Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Meeting, please complete, date, sign and return the applicable enclosed proxy or proxies in the accompanying envelope, which requires no postage if mailed in the United States. Please mark and mail your proxy or proxies promptly in order to save the Funds any additional costs of further proxy solicitations and in order for the Meeting to be held as scheduled.

NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND
NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND II

c/o Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, New York 10105

PROXY STATEMENT

FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 23, 2008

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the ‘‘Board’’) of Nicholas-Applegate Convertible & Income Fund (‘‘NCV’’) and Nicholas-Applegate Convertible & Income Fund II (‘‘NCZ’’) (each a ‘‘Fund’’ and, collectively, the ‘‘Funds’’) of proxies to be voted at the Joint Annual Meeting of Shareholders of the Funds and any adjournment or postponement thereof (the ‘‘Meeting’’). The Meeting will be held at the offices of Allianz Global Investors Fund Management LLC (‘‘AGIFM’’ or the ‘‘Manager’’), 1345 Avenue of the Americas, between West 54th and West 55th Streets, 49th Floor, New York, New York 10105, on Wednesday, July 23, 2008 at 11:00 A.M., Eastern Time.

The Notice of the Joint Annual Meeting of Shareholders (the ‘‘Notice’’), this Proxy Statement and the enclosed proxy cards are first being sent to Shareholders on or about June 25, 2008.

The Meeting is scheduled as a joint meeting of the holders of common shares (the ‘‘Common Shareholders’’) and preferred shares (the ‘‘Preferred Shareholders’’ and, together with the Common Shareholders, the ‘‘Shareholders’’) of each Fund. The Shareholders of each Fund are expected to consider and vote on similar matters. Shareholders of each Fund will vote on the proposal set forth herein (the ‘‘Proposal’’) and on any other matters that may arise for that Fund, and an unfavorable vote on the Proposal by the Shareholders of one Fund will not affect the implementation of the Proposal by another Fund if the Proposal is approved by the Shareholders of the other Fund.

The Board of each Fund has fixed the close of business on June 18, 2008 as the record date (the ‘‘Record Date’’) for the determination of Shareholders entitled to notice of, and to vote at, the Meeting, and any postponement or adjournment thereof. Shareholders of each Fund on the Record Date will be entitled to one vote per share on each matter to which they are entitled to vote and that is to be voted on by Shareholders, and a fractional vote with respect to fractional shares, with no cumulative voting rights. The following table sets forth the number of shares of common shares (‘‘Common Shares’’) and shares of preferred stock (‘‘Preferred Shares’’ and, together with the Common Shares, the ‘‘Shares’’) issued and outstanding of each Fund at the close of business on the Record Date:

	Outstanding Common Shares	Outstanding Preferred Shares
NCV	71,722,435	21,000
NCZ	59,494,392	20,200

The classes of stock listed for each Fund in the table above are the only classes of stock currently authorized by that Fund.

At the Meeting, Preferred Shareholders of each Fund will have equal voting rights (i.e., one vote per Share) with the Fund’s Common Shareholders and, except as discussed below, will vote together with Common Shareholders as a single class on all proposals to be brought before the Meeting. As summarized in the table below, for each Fund, the Common and Preferred Shareholders of each Fund, voting together as a single class, have the right to vote on the election of R. Peter Sullivan III and Diana L. Taylor as Trustees of the Funds; and the Preferred Shareholders of the Funds, voting as a separate class, have the right to vote on the election of John J. Dalessandro II as a Trustee of the Funds.

Summary

Proposal	Common Shareholders	Preferred Shareholders
Election of Trustees
NCV
Independent Trustees/Nominees*
Election of John J. Dalessandro II	N/A	✓
Election of R. Peter Sullivan III	✓	✓
Election of Diana L. Taylor	✓	✓
NCZ
Independent Trustees/Nominees*
Election of John J. Dalessandro II	N/A	✓
Election of R. Peter Sullivan III	✓	✓
Election of Diana L. Taylor	✓	✓

*	‘‘Independent Trustees’’ or ‘‘Independent Nominees’’ are those Trustees or nominees who are not ‘‘interested persons,’’ as defined in the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), of each Fund.

You may vote by mailing the enclosed proxy card(s) for your respective Fund(s). Shares represented by duly executed and timely delivered proxies will be voted as instructed on the proxy. If you mail the enclosed proxy card(s) and no choice is indicated for the Proposal listed in the attached Notice, your proxy will be voted in favor of the election of all nominees. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by delivering a signed, written letter of revocation to the Secretary of the appropriate Fund at 1345 Avenue of the Americas, New York, New York 10105, (ii) by properly executing and delivering a later-dated proxy, or (iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person. If any proposal, other than the Proposal set forth herein, properly comes before the Meeting, including any adjournment thereof, the persons named as proxies will vote in their sole discretion.

The principal executive offices of the Funds are located at 1345 Avenue of the Americas, New York, New York 10105. AGIFM serves as the investment manager of each Fund. AGIFM retains its affiliate, Nicholas-Applegate Capital Management LLC (‘‘NACM’’ or the ‘‘Sub-Adviser’’), to serve as each Fund’s sub-adviser. Additional information regarding the Manager and NACM may be found under ‘‘Additional Information — Investment Manager and Sub-Adviser’’ below.

The solicitation will be by mail primarily and the cost of soliciting proxies for a Fund will be borne by that Fund. Certain officers of the Funds and certain officers and employees of the Manager or its affiliates (none of whom will receive additional compensation therefore) may solicit proxies by telephone, mail, e-mail and personal interviews. Any out-of pocket expenses incurred in connection with the solicitation will be borne by each of the Funds based on each Fund’s relative net assets.

As of June 18, 2008, the Trustees and nominees and the officers of each Fund as a group and individually beneficially owned less than one percent (1%) of each Fund’s outstanding Shares and, to the knowledge of the Funds, no person beneficially owned more than five percent (5%) of the outstanding Shares of any class of either Fund.

PROPOSAL: ELECTION OF TRUSTEES

In accordance with each Fund’s Amended and Restated Agreement and Declaration of Trust (each a ‘‘Declaration’’ and collectively the ‘‘Declarations’’), the Trustees have been divided into the following three classes (each a ‘‘Class’’): Class I, Class II and Class III.

With respect to the Funds, the term of office of the Class II Trustees will expire at the Meeting; the term of office of the Class III Trustees will expire at the 2009 annual meeting of shareholders; and the term of office of the Class I Trustees will expire at the 2010 annual meeting of shareholders. Currently, Messrs. John J. Dalessandro II and R. Peter Sullivan III are Class II Trustees on the Board of each Fund. On May 21, 2008, the Board approved an increase in the size of the Board of each Fund from seven to eight members, and Diana L. Taylor was appointed to fill a Class II vacancy created by such action, such appointment effective June 10, 2008. In accordance with each Fund’s Declaration, Ms. Taylor shall serve as a Trustee for a term which coincides with the Class II Trustees and until her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. The Nominating Committee of the Board of each Fund has recommended that Messrs. Dalessandro and Sullivan be nominated for re-election as Class II Trustees and that Ms. Taylor be nominated for election as a Class II Trustee at the Meeting.

Consistent with the Declarations, if elected, the nominees shall hold office for terms coinciding with the Class of Trustees to which they have been designated. Therefore, if elected at the Meeting, Messrs. Dalessandro and Sullivan and Ms. Taylor will serve a term consistent with the Class II Trustees, which will expire at the Funds’ 2011 annual meeting.

All members of each Board are or will be, if elected, ‘‘Continuing Trustees,’’ as such term is defined in the Declarations, having either served as Trustee since the inception of the Funds or having been nominated by at least a majority of the Continuing Trustees then members of the Board.

At any annual meeting of shareholders, any Trustee elected to fill a vacancy that has arisen since the preceding annual meeting of shareholders where such vacancy arose other than by an increase in the number of Trustees (whether or not such vacancy has been filled by election of a new Trustee by the Board of Trustees) shall hold office for a term that coincides with the remaining term of the Class of Trustees to which such office was previously assigned, and until his successor shall be elected and shall qualify. In the event such vacancy arose due to an increase in the number of Trustees, any Trustee so elected to fill such vacancy shall hold office for a term which coincides with the Class of Trustees to which such office has been appointed, and until his successor shall be elected and shall qualify.

The following table summarizes the nominees who will stand for election at the Meeting, the respective Class of Trustees to which they have been designated and the expiration of their respective terms if elected:

Trustee/Nominee	Class	Expiration of Term if Elected*
NCV
John J. Dalessandro II	Class II	2011 Annual Meeting
R. Peter Sullivan III	Class II	2011 Annual Meeting
Diana L. Taylor	Class II	2011 Annual Meeting
NCZ
John J. Dalessandro II	Class II	2011 Annual Meeting
R. Peter Sullivan III	Class II	2011 Annual Meeting
Diana L. Taylor	Class II	2011 Annual Meeting

*	A Trustee elected at an annual meeting shall hold office until the expiration of the term of his or her relevant Class and the election and qualification of his or her successor, or until he or she sooner dies, resigns, retires, or is disqualified or removed from office.

Under this classified Board structure, generally only those Trustees in a single Class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board under normal circumstances. This structure, which may be regarded as an ‘‘anti-takeover’’ provision, may make it more difficult for a Fund’s Shareholders to change the majority of Trustees of such Fund and, thus, promotes the continuity of management.

Unless authority is withheld, it is the intention of the persons named in the enclosed proxy cards for each Fund to vote each proxy for the persons listed above for that Fund. Each of the nominees has indicated he or she will serve if elected, but if he or she should be unable to serve for a Fund, the proxy holders may vote in favor of such substitute nominee as the Board may designate (or the Board may determine to leave a vacancy).

Information Regarding Trustees and Nominees.

The following table provides information concerning the Trustees/Nominees of the Funds.

Name, Address* Date of Birth and Class	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee
Independent Trustees/Nominees
Paul Belica 09/27/1921 NCV – Class III NCZ – Class I	Trustee	NCV – Since March 2003 NCZ – Since December 2003	Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc.; Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.	33	None
Robert E. Connor 09/17/1934 Class I	Trustee	NCV – Since March 2003 NCZ – Since July 2003	Retired. Corporate Affairs Consultant. Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.	33	None
John J. Dalessandro II 07/26/1937 Class II	Nominee, Trustee	NCV – Since March 2003 NCZ – Since July 2003	Retired. Formerly, President and Director, J.J. Dalessandro II Ltd., registered broker-dealer and member of the New York Stock Exchange.	33	None
Hans W. Kertess 07/12/1939 NCV – Class I NCZ – Class III	Trustee and Chairman of the Board	NCV – Since February 2004 NCZ – Since July 2003	President, H. Kertess & Co., a financial advisory company; Formerly, Managing Director, Royal Bank of Canada Capital Markets.	33	None
William B. Ogden, IV 01/11/1945 Class I	Trustee	NCV – Since September 2006 NCZ – Since September 2006	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	33	None
R. Peter Sullivan III 09/04/1941 Class II	Nominee, Trustee	NCV – Since June 2004 NCZ – Since September 2004	Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.	33	None
Diana L. Taylor 02/16/1955 Class II	Nominee, Trustee	Since June 2008	Managing Director, Wolfensohn & Co, 2007-present; Superintendent of Banks, State of New York, 2003-2007	28	Brookfield Properties Corporation and Sotheby’s

Name, Address* Date of Birth and Class	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee
Interested Trustees/Nominees
John C. Maney† 08/03/1959 Class III	Nominee, Trustee	NCV – Since December 2006 NCZ – Since December 2006	Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006; Formerly, Executive Vice President and Chief Financial Officer of Apria Healthcare Group, Inc. (1998-2001)	69	None

*	Unless otherwise indicated, the business address of the persons listed above is c/o Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.
†	Mr. Maney is an ‘‘interested person’’ of each Fund (as defined in Section 2(a)(19) of the 1940 Act) as a result of his affiliation with Allianz Global Investors of America L.P. (‘‘AGI’’). In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P., Allianz Global Investors of America LLC and Allianz-Pac Life Partners LLC; Member - Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC and Allianz Global Investors U.S. Equities LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Financial Officer of Allianz Hedge Fund Partners Holding L.P.; Managing Director of Allianz Global Investors U.S. Retail LLC; Member – Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group L.P.; Management Board of Allianz Global Investors Fund Management LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member – Board of Directors of NFJ Management Inc. and PIMCO Global Advisors (Resources) Limited; and Executive Vice President of PIMCO Japan Ltd.

The following table states the dollar range of equity securities beneficially owned as of June 18, 2008 by each Trustee and nominee of each Fund and, on an aggregate basis, of any registered investment companies overseen by the Trustee or nominee in the ‘‘family of investment companies,’’ including the Funds.

Name of Trustee/Nominee	Dollar Range of Equity Securities in NCV*	Dollar Range of Equity Securities in NCZ*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee/Nominee in the Family of Investment Companies*
Independent Trustees/Nominees
Paul Belica	None	None	None
Robert E. Connor	None	None	None
John J. Dalessandro II	None	None	None
Hans W. Kertess	None	None	None
William B. Ogden IV	None	None	None
R. Peter Sullivan III	None	None	$10,001 – $50,000
Diana L. Taylor**	None	None	None
Interested Trustees/Nominees
John C. Maney	None	None	$10,001 – $50,000

*	Securities are valued as of June 18, 2008.

**	Diana L. Taylor’s appointment as a Trustee of each Fund was not effective until June 10, 2008. Because Ms. Taylor was not a trustee of either Fund or of any registered investment company in the same family of investment companies as the Funds during the period covered, she received no compensation from the Funds or from any registered investment company in the same family of investment companies as the Funds.

To the knowledge of the Funds, as of June 18, 2008, Trustees and nominees who are Independent Trustees or Independent Nominees and their immediate family members did not own securities of an investment adviser or principal underwriter of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Funds.

Compensation.    The Funds, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, Nicholas-Applegate International & Premium Strategy Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO Municipal Advantage Fund Inc., NFJ Dividend, Interest & Premium Strategy Fund, Allianz RCM Global EcoTrendsSM Fund, Nicholas-Applegate Equity & Convertible Income Fund, Nicholas-Applegate Global Equity & Convertible Income Fund, PIMCO Income Opportunity Fund, PCM Fund Inc. and PIMCO Strategic Global Government Fund Inc. (collectively, the ‘‘AGIFM Closed-End Funds’’) are expected to hold joint meetings of their Boards of Trustees/Directors whenever possible. Each Trustee/Director, other than any Trustee/Director who is a trustee/director, officer, partner or employee of the Manager or the Sub-Adviser or any entity controlling, controlled by or under common control with the Manager or the Sub-Adviser, receives compensation for his or her attendance at joint meetings and for his or her service on Board committees. Trustees/Directors will receive compensation equal to (i) $1,750 per AGIFM Closed-End Fund for each quarterly joint meeting for the first four joint meetings in each year, (ii) $5,000 for each additional joint meeting in such year if the meeting is attended in person and (iii) $1,000 per AGIFM Closed-End Fund for joint meetings attended telephonically. The Independent Chairman of the Boards receives an additional $2,500 per AGIFM Closed-End Fund per year. In addition, each Trustee who serves as a member of an Audit Oversight Committee will receive $1,000 per AGIFM Closed-End Fund for any results meeting or fund-specific meeting of the Audit Oversight Committee and $5,000 for any joint audit scope meeting. An Audit Oversight Committee Chairman annually receives an additional $500 per AGIFM Closed-End Fund for which he serves as Chairman. Each Trustee/Director’s compensation and other meeting-related expenses are allocated pro rata among the AGIFM Closed-End Funds on whose Boards the Trustee/Director serves as Trustee/Director based on each such Fund’s net assets, including net assets attributable to any outstanding preferred shares issued by a Fund.

The AGIFM Closed-End Funds do not provide any pension or other retirement benefits to their Trustees.

The following table provides information concerning the compensation paid to the Trustees and nominees for serving as trustees of the Funds’ fiscal year ended February 29, 2008. For the calendar year ended December 31, 2007, the Trustees and nominees received the compensation set forth in the table below for serving as trustees of the Funds and other funds in the same ‘‘Fund Complex’’ as the Funds. Each officer and Trustee, who is a director, officer, partner, member or employee of the Manager or the Sub-Adviser, or of any entity controlling, controlled by or under common control with the Manager or the Sub-Adviser, including Mr. Maney, served without any compensation from the Funds.

Compensation Table

Name of Trustee	Aggregate Compensation from NCV for the Fiscal Year Ended February 29, 2008	Aggregate Compensation from NCZ for the Fiscal Year Ended February 29, 2008	Total Compensation from the Funds and Fund Complex Paid to Trustees/Nominees for the Calendar Year Ended December 31, 2007*
Independent Trustees/Nominees
Paul Belica	$15,442	$14,088	$173,083
Robert E. Connor	$13,942	$12,588	$172,208
John J. Dalessandro II	$14,942	$13,588	$158,333
Hans W. Kertess	$17,442	$16,088	$203,792
William B. Ogden, IV	$11,452	$13,736	$148,683
R. Peter Sullivan III	$13,527	$12,223	$142,333
Diana L. Taylor**	$0	$0	$0
Interested Trustees/Nominees
John C. Maney	$0	$0	$0

*	In addition to the AGIFM Closed-End Funds, during each Fund’s most recently completed fiscal year, all of the Trustees (except Diana L. Taylor) served as Trustees of one open-end investment company (comprising of five separate investment portfolios) advised and/or administered by the Manager. These investment companies are considered to be in the same ‘‘Fund Complex’’ as the Funds.
**	Diana L. Taylor’s appointment as a Trustee of each Fund was not effective until June 10, 2008. Because Ms. Taylor was not a trustee of the Funds or of any fund in the Fund Complex during the period covered, she received no compensation from the Funds or the Fund Complex.

The Funds have no employees. The Funds’ officers and Mr. Maney are compensated by the Manager, the Sub-Adviser or their affiliates.

Board Committees and Meetings.

Audit Oversight Committee.     The Board of each Fund has established an Audit Oversight Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act’’). Each Fund’s Audit Oversight Committee currently consists of Messrs. Belica, Connor, Dalessandro, Kertess, Ogden, Sullivan and Ms. Taylor, each of whom is an Independent Trustee. Mr. Belica is the Chairman of each Fund’s Audit Oversight Committee. Each Fund’s Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of each Fund and, among other things, determines the selection of the independent registered public accounting firm for each Fund and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those auditors on behalf of each Fund, and approves services to be performed by the auditors for certain affiliates, including the Manager, the Sub-Adviser and entities in a control relationship with the Manager or the Sub-Adviser, that provide services to each Fund where the engagement relates directly to the operations and financial reporting of that Fund. The Committee considers the possible effect of those services on the independence of the Funds’ independent registered public accounting firm.

Each member of each Fund’s Audit Oversight Committee is ‘‘independent,’’ as independence for audit committee members is defined in the currently applicable listing standards of the New York Stock Exchange, on which the Shares of each Fund are listed.

The Board of each Fund has adopted a written charter for its Audit Oversight Committee. A copy of the written charter for each Fund, as amended through June 10, 2008, is attached to this Proxy Statement as Exhibit A. The joint report of the Audit Oversight Committee of the Funds, dated April 24, 2008 is attached to this Proxy Statement as Exhibit B.

Nominating Committee.    The Board of each Fund has a Nominating Committee composed solely of Independent Trustees, currently consisting of Messrs. Belica, Connor, Dalessandro, Kertess, Ogden, Sullivan and Ms. Taylor. The Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created or when Trustees are to be nominated for election by shareholders. The Nominating Committee of each Fund has adopted a charter, which is posted on the following website: http://www.allianzinvestors.com/closedendfunds/literature.

Each member of the Nominating Committee is ‘‘independent,’’ as independence for nominating committee members is defined in the currently applicable listing standards of the New York Stock Exchange, on which the Common Shares of each Fund are listed.

Qualifications, Evaluation and Identification of Trustee Nominees.    The Nominating Committee of each Fund requires that Trustee candidates have a college degree or equivalent business experience. When evaluating candidates, each Fund’s Nominating Committee may take into account a wide variety of factors including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (vi) overall Board composition. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: (i) the Fund’s current Trustees, (ii) the Fund’s officers, (iii) the Fund’s Shareholders and (iv) any other source the Committee deems to be appropriate. The Nominating Committee may, but is not required to, retain a third party search firm at each Fund’s expense to identify potential candidates.

Consideration of Candidates Recommended by Shareholders.    The Nominating Committee of each Fund will review and consider nominees recommended by Shareholders to serve as Trustees, provided that the recommending Shareholder follows the Procedures for Shareholders to Submit Nominee Candidates, which are set forth as Appendix B to the Fund’s Nominating Committee Charter. Among other requirements, these procedures provide that the recommending Shareholder must submit any recommendation in writing to the Fund, to the attention of the Fund’s Secretary, at the address of the principal executive offices of the Fund and that such submission must be received at such offices not less than 45 days nor more than 75 days prior to the date of the Board or shareholder meeting at which the nominee would be elected. Any recommendation must include certain biographical and other information regarding the candidate and the recommending Shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description of the requirements is only a summary. Please refer to Appendix B to the Nominating Committee Charter, which is available at http://www.allianzinvestors.com/closedendfunds/literature, for details.

The Nominating Committee has full discretion to reject nominees recommended by Shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of each Fund.

Valuation Committee.    The Board of each Fund has a Valuation Committee, currently consisting of Messrs. Belica, Connor, Dalessandro, Kertess, Ogden, Sullivan and Ms. Taylor. The Board of each Fund has delegated to the Committee the responsibility to determine or cause to be determined the fair value of the Fund’s portfolio securities and other assets when market quotations are not readily available. The Valuation Committee reviews and approves procedures for the fair valuation of each Fund’s portfolio securities and periodically reviews information from the Manager and the Sub-Adviser regarding fair value and liquidity determinations made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters.

Compensation Committee.    The Board of each Fund has a Compensation Committee, currently consisting of Messrs. Belica, Connor, Dalessandro, Kertess, Ogden, Sullivan and Ms. Taylor. The Compensation Committee meets as the Board deems necessary to review and make recommendations regarding compensation payable to the Trustees of the Funds who are not directors, officers, partners or employees of the Manager, the Sub-Adviser or any entity controlling, controlled by or under common control with the Manager or the Sub-Adviser.

Meetings.    With respect to NCV, during the fiscal year ended February 29, 2008, the Board of Trustees held 4 regular meetings. The Audit Oversight Committee met in separate session twice, and the Nominating Committee, the Valuation Committee and the Compensation Committee did not meet in separate sessions. Each Trustee attended at least 75% of the regular and special meetings of the Board and meetings of the committees on which such Trustee served that were held during the fiscal year ended February 29, 2008, except Ms. Taylor who was not appointed to the Board until June 10, 2008.

With respect to NCZ, during the fiscal year ended February 29, 2008, the Board of Trustees held 4 regular meetings and 1 special meeting. The Audit Oversight Committee met in separate session twice, and the Nominating Committee, the Valuation Committee and the Compensation Committee did not meet in separate sessions. Each Trustee attended at least 75% of the regular and special meetings of the Board and meetings of the committees on which such Trustee served that were held during the fiscal year ended February 29, 2008, except Ms. Taylor who was not appointed to the Board until June 10, 2008.

Shareholder Communications with the Board of Trustees.    The Board of Trustees of each Fund has adopted procedures by which Fund Shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [name of Fund],

c/o Thomas J. Fuccillo, Chief Legal Officer (‘‘CLO’’), Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105. Shareholder communications must (i) be in writing and be signed by the Shareholder and (ii) identify the class and number of Shares held by the Shareholder. The CLO or his designee of each Fund is responsible for reviewing properly submitted shareholder communications. The CLO shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled Board meeting or (ii) if the CLO determines that the communication requires more immediate attention, forward the communication to the Trustees promptly after receipt. The CLO may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to a Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise routine or ministerial in nature. These procedures do not apply to (i) any communication from an officer or Trustee of a Fund, (ii) any communication from an employee or agent of a Fund, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, or (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act or any communication made in connection with such a proposal. A Fund’s Trustees are not required to attend the Fund’s annual shareholder meetings or to otherwise make themselves available to shareholders for communications, other than by the aforementioned procedures.

Section 16(a) Beneficial Ownership Reporting Compliance.    Each Fund’s Trustees and certain officers, investment advisers, certain affiliated persons of the investment advisers and persons who own more than 10% of any class of outstanding securities of a Fund (i.e., a Fund’s Common Shares or Preferred Shares) are required to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund’s securities with the Securities and Exchange Commission (the ‘‘SEC’’) and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based solely on a review of these forms furnished to each Fund, each Fund believes that each of the Trustees and relevant officers, investment advisers and relevant affiliated persons of the investment advisers have complied with all applicable filing requirements during each Fund’s respective fiscal year ended February 29, 2008, except that, (1) with respect to NCV, due to administrative oversight, one late Form 3 filing was made on behalf of R. Peter Sullivan III in September 2007 and two late Form 4 filings were made for certain employees who are affiliated persons of the Fund, including, Matthew E. John and John McCraw in March 2008 and August 2007, respectively and (2) with respect to NCZ, due to administrative oversight, one late filing was made on Form 3 on behalf of R. Peter Sullivan III in September 2007 and one late Form 4 filing was made for certain employees who are affiliated persons of the Fund, including, John McCraw in March 2008.

Required Vote.    The election of Mr. Sullivan and Ms. Taylor to the Boards of each of the Funds will require the affirmative vote of a plurality of the votes of Common Shareholders and Preferred Shareholders (voting together as a single class) of the relevant Fund cast in the election of Trustees at the Meeting, in person or by proxy. The election of Mr. Dalessandro to the Board of Trustees of each of the Funds will require the affirmative vote of a plurality of the votes of Preferred Shareholders (voting together as a separate class) of the relevant Fund cast in the election of Trustees at the Meeting, in person or by proxy.

The Board of Trustees of the Funds Unanimously Recommends That You Vote FOR This Proposal.

ADDITIONAL INFORMATION

Executive and Other Officers of the Funds.    The table below provides certain information concerning the executive officers of the Funds and certain other officers who perform similar duties. Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal. Officers and employees of the Funds who are principals, officers, members or employees of the Manager or the Sub-Adviser are not compensated by the Funds.

Name, Address and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Brian S. Shlissel 1345 Avenue of the Americas, 4th Floor New York, NY 10105 11/14/1964	President & Chief Executive Officer	NCV – Since March 2003 NCZ – Since July 2003	Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Director of 6 funds in the Fund Complex; President and Chief Executive Officer of 37 funds in the Fund Complex; Treasurer, Principal Financial and Accounting Officer of 38 funds in the Fund Complex and The Korea Fund, Inc.
Lawrence G. Altadonna 1345 Avenue of the Americas, 4th Floor New York, NY 10105 03/10/1966	Treasurer, Principal Financial and Accounting Officer	NCV – Since March 2003 NCZ – Since July 2003	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 37 funds in the Fund Complex; Assistant Treasurer of 38 funds in the Fund Complex and The Korea Fund, Inc.
Thomas J. Fuccillo 1345 Avenue of the Americas, 4th Floor New York, NY 10105 03/22/1968	Vice President, Secretary and Chief Legal Officer	Since December 2004	Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P., Vice President, Secretary and Chief Legal Officer of 75 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc.; Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC (1991-2004).
Youse Guia 680 Newport Center Drive Suite 250 Newport Beach, CA 92660 09/03/1972	Chief Compliance Officer	Since October 2004	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P.; Chief Compliance Officer of 75 funds in the Fund Complex and The Korea Fund, Inc.; Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004).
William V. Healey 1345 Avenue of the Americas, 4th Floor New York, NY 10105 07/28/1953	Assistant Secretary	Since December 2006	Executive Vice President, Chief Legal Officer-U.S. Retail, Allianz Global Investors of America L.P.; Executive Vice President, Chief Legal Officer and Secretary, Allianz Global Investors Advertising Agency Inc., Allianz Global Investors Fund Management LLC, Allianz Global Investors Managed Accounts LLC and Allianz Global Investors Distributors LLC; Assistant Secretary of 75 funds in the Fund Complex. Formerly, Vice President and Associate General Counsel, Prudential Insurance Company of America; Executive Vice President and Chief Legal Officer, The Prudential Investments (1998-2005).

Name, Address and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Richard H. Kirk 1345 Avenue of the Americas, 4th Floor New York, NY 10105 04/06/1961	Assistant Secretary	Since December 2006	Senior Vice President, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 75 funds in the Fund Complex; formerly, Vice President, Counsel, The Prudential Insurance Company of America/American Skandia (2002-2004).
Kathleen A. Chapman 1345 Avenue of the Americas, 4th Floor New York, NY 10105 11/11/1954	Assistant Secretary	Since December 2006	Assistant Secretary of 75 funds in the Fund Complex; Manager – IIG Advisory Law, Morgan Stanley (2004-2005); Paralegal, The Prudential Insurance Company of America; and Assistant Corporate Secretary of affiliated American Skandia companies (1996-2004).
Lagan Srivastava 1345 Avenue of the Americas, 4th Floor New York, NY 10105 09/20/1977	Assistant Secretary	Since December 2006	Assistant Secretary of 75 funds in the Fund Complex and The Korea Fund, Inc.; formerly, Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).
Scott Whisten 1345 Avenue of the Americas, 4th Floor New York, NY 10105 03/13/1971	Assistant Treasurer	Since January 2007	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 75 funds in the Fund Complex; formerly, Accounting Manager, Prudential Investments (2000-2005).
Richard J. Cochran 1345 Avenue of the Americas, 47th Floor New York, NY 10105 01/23/1961	Assistant Treasurer	Since May 2008	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 75 funds in the Fund Complex; formerly, Tax manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Investment Manager and Sub-Adviser.    The Manager, located at 1345 Avenue of the Americas, New York, New York 10105, serves as the investment manager of the Funds. The Manager retains its affiliate, NACM, as Sub-Adviser to manage each Funds’ investments. NACM is located at 600 W. Broadway, 30th Floor, San Diego, California 92101. The Manager and the Sub-Adviser are each majority-owned indirect subsidiaries of Allianz SE, a publicly traded European insurance and financial services company.

Legal Proceedings.    In June and September 2004, the Manager, and certain of its affiliates (including Allianz Global Investors of America, L.P., PEA Capital LLC (‘‘PEA’’) and Allianz Global Investors Distributors LLC) and agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (the ‘‘SEC’’) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Manager serves as investment adviser. The settlements related to an alleged ‘‘market timing’’ arrangement in certain open-end funds formerly sub-advised by PEA. The Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Funds.

Since February 2004, the Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning ‘‘market timing,’’ which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the United States District Court for the District of Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Manager or its affiliates or related injunctions.

The Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Funds or on their ability to perform their respective investment advisory activities relating to the Funds.

The foregoing applies only as of the date of this document.

Independent Registered Public Accounting Firm.    The Audit Oversight Committee of each Fund’s Board unanimously selected PricewaterhouseCoopers LLP (‘‘PwC’’) as the independent registered public accounting firm for the fiscal year ending February 28, 2009. PwC served as the independent registered public accounting firm of each Fund for the last fiscal year and also serves as the independent registered public accounting firm of various other investment companies for which the Manager and the Sub-Adviser serve as investment adviser or sub-adviser. PwC is located at 300 Madison Avenue, New York, New York 10017. None of the Funds knows of any direct financial or material indirect financial interest of PwC in the Funds.

A representative of PwC, if requested by any Shareholder, will be present at the Meeting via telephone to respond to appropriate questions from Shareholders and will have an opportunity to make a statement if he or she chooses to do so.

Pre-approval Policies and Procedures.    Each Fund’s Audit Oversight Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the Fund’s independent registered public accounting firm. Under the policies, on an annual basis, a Fund’s Audit Oversight Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the Fund. The President of each Fund also pre-approves any permitted non-audit services to be provided to the Fund.

In addition, each Fund’s Audit Oversight Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the Manager, the Sub-Adviser and any entity controlling, controlled by, or under common control with the Manager that provides ongoing services to the Fund (together, the ‘‘Accounting Affiliates’’), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund. Although the Audit Oversight Committee does not pre-approve all services provided by the independent registered public accounting firm to Accounting Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the Fund), the Committee receives an annual report from the independent registered public accounting firm showing the aggregate fees paid by Accounting Affiliates for such services.

Each Fund’s Audit Oversight Committee may also from time to time pre-approve individual non-audit services to be provided to the Fund or an Accounting Affiliate that were not pre-approved as part of the annual process described above. The Chairman of a Fund’s Audit Oversight Committee (or any other member of the Committee to whom this responsibility has been delegated) may also pre-approve these individual non-audit services, provided that the fee for such services does not exceed certain pre-determined dollar thresholds. Any such pre-approval by a Chairman or delegate is reported to the full Audit Oversight Committee at its next regularly scheduled meeting.

The pre-approval policies provide for waivers of the requirement that the Audit Oversight Committee pre-approve permitted non-audit services provided to the Funds or their Accounting Affiliates pursuant to de minimis exceptions described in Section 10A of the Exchange Act and applicable regulations (referred to herein as the ‘‘de minimis exception’’).

Audit Fees.    Audit Fees are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. For each Fund’s last two fiscal years, the Audit Fees billed by PwC are shown in the table below:

Fund	Fiscal Year Ended	Audit Fees
NCV	February 29, 2008	$50,000
	February 28, 2007	$48,000
NCZ	February 29, 2008	$50,000
	February 28, 2007	$48,000

Audit-Related Fees.    Audit-Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees’’ above, including accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters. The table below shows, for each Fund’s last two fiscal years, the Audit-Related Fees billed by PwC to that Fund. During those fiscal years, there were also no Audit-Related Fees billed by PwC to the Funds’ Accounting Affiliates for audit-related services related directly to the operation and financial reporting of the Funds.

Fund	Fiscal Year Ended	Audit-Related Fees
NCV	February 29, 2008	$10,000
	February 28, 2007	$10,000
NCZ	February 29, 2008	$16,000
	February 28, 2007	$16,000

Tax Fees.    Tax Fees are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews. The table below shows, for each Fund’s last two fiscal years, the aggregate Tax Fees billed by PwC to each Fund. During those fiscal years, there were no Tax Fees billed by PwC to the Funds’ Accounting Affiliates for audit-related services related directly to the operation and financial reporting of the Funds:

Fund	Fiscal Year Ended	Tax Fees
NCV	February 29, 2008	$13,000
	February 28, 2007	$12,000
NCZ	February 29, 2008	$13,000
	February 28, 2007	$12,000

All Other Fees.    All Other Fees are fees related to services other than those reported above under ‘‘Audit Fees,’’ ‘‘Audit-Related Fees’’ and ‘‘Tax Fees.’’ For each Fund’s last two fiscal years, no such fees were billed by PwC to the Fund or the Fund’s Accounting Affiliates.

During the periods indicated in the tables above, no services described under ‘‘Audit-Related Fees,’’ ‘‘Tax Fees’’ or ‘‘All Other Fees’’ were approved pursuant to the de minimis exception.

Aggregate Non-Audit Fees.    The aggregate non-audit fees billed by PwC, for each Fund’s last two fiscal years, for services rendered to each Fund and the Fund’s Accounting Affiliates are shown in the table below:

Fund	Fiscal Year Ended	Aggregate Non-Audit Fees For Fund	Non-Audit Fees for Accounting Affiliates	Aggregate Non-Audit Fees
NCV	February 29, 2008	$23,000	$464,892	$487,892
	February 28, 2007	$22,000	$1,693,429	$1,715,429
NCZ	February 29, 2008	$29,000	$458,892	$487,892
	February 28, 2007	$28,000	$1,693,429	$1,721,429

Each Fund’s Audit Oversight Committee has determined that the provision by PwC of non-audit services to the Fund’s Accounting Affiliates that were not pre-approved by the Committee were compatible with maintaining the independence of PwC as the Funds’ principal auditors.

Other Business.    As of the date of this Proxy Statement, each Fund’s officers and the Manager know of no business to come before the Meeting other than as set forth in the Notice. If any other business is properly brought before the Meeting, including any adjournment thereof, the persons named as proxies will vote in their sole discretion.

Quorum, Adjournments and Methods of Tabulation.    A quorum for each Fund at the Meeting will consist of the presence in person or by proxy of thirty percent (30%) of the total Shares of each Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting or, even if a quorum is present, in the event that sufficient votes in favor of the Proposal set forth in the Notice are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting, with no other notice than announcement at the Meeting, to permit further solicitation of proxies with respect to the Proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on the Proposal, the persons named as proxies may propose one or more adjournments of the Meeting with respect to the Proposal for a reasonable time. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. The costs of any additional solicitation and of any adjourned session will be borne by the applicable Fund. Any proposals properly before the Meeting for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Funds as tellers (the ‘‘Tellers’’) for the Meeting. For purposes of determining the presence of a quorum for each Fund, the Tellers will count the total number of votes cast ‘‘for’’ or ‘‘against’’ approval of the Proposal for that Fund, as well as Shares represented by proxies that reflect abstentions and ‘‘broker non-votes’’ (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). Abstentions and broker non-votes will have no effect on the outcome of the Proposal.

Reports to Shareholders.    The 2008 Annual Report to Shareholders for the Funds was mailed to Shareholders on or about April 29, 2008. Additional copies of the Annual Report and the Funds’ subsequent Semi-Annual reports, if any, may be obtained without charge from the Funds by calling 1-877-819-2224 or by writing to the Funds at c/o Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.

Shareholder Proposals for 2009 Annual Meeting.    It is currently anticipated that the Funds’ next annual meeting of Shareholders after the current Meeting will be held in July 2009. Proposals of Shareholders intended to be presented at that annual meeting of the Funds must be received by the applicable Fund no later than February 25, 2009 for inclusion in the Fund’s proxy statement and proxy cards relating to that meeting. The submission by a Shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with the applicable Fund’s Bylaws. Shareholders submitting any other proposals for a Fund intended to be presented at the 2009 annual meeting (i.e., other than those to be included in the Fund’s proxy materials) must ensure that such proposals are received by the Fund, in good order and complying with all applicable legal requirements and requirements set forth in the Fund’s Bylaws, no earlier than April 26, 2009 and no later than May 11, 2009. If a Shareholder who wishes to present a proposal fails to notify the Fund within these dates, the proxies solicited for the meeting will have discretionary authority to vote on the Shareholder’s proposal if it is properly brought before the meeting. If a Shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. Shareholder proposals should be addressed to the attention of the Secretary of the applicable Fund, at the address of the principal executive offices of the Fund, with a copy to David C. Sullivan, at Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110-2624.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE ANNUAL MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

June 25, 2008

Exhibit A to Proxy Statement

Allianz Global Investors Fund Management Sponsored Closed-End Funds
Audit Oversight Committee Charter

(Adopted as of January 14, 2004, as amended through June 10, 2008)

The Board of Trustees (each a ‘‘Board’’) of each of the registered investment companies listed in Appendix A hereto (each a ‘‘Fund’’ and, collectively, the ‘‘Funds’’), as the same may be periodically updated, has adopted this Charter to govern the activities of the Audit Oversight Committee (the ‘‘Committee’’) of the particular Board with respect to its oversight of the Fund. This Charter applies separately to each Fund and its particular Board and Committee, and shall be interpreted accordingly. This Charter supersedes and replaces any audit committee charter previously adopted by the Board or a committee of the Board.

Statement of Purpose and Functions

The Committee’s general purpose is to oversee the Fund’s accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, the qualifications and independence of the Fund’s independent auditors, and the performance of the Fund’s internal control systems and independent auditors. The Committee’s purpose is also to prepare reports required by Securities and Exchange Commission rules to be included in the Fund’s annual proxy statements, if any.

The Committee’s function is oversight. While the Committee has the responsibilities set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits, to prepare or determine that the Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assure compliance with laws, regulations or any internal rules or policies of the Fund. Fund management is responsible for Fund accounting and the implementation and maintenance of the Fund’s internal control systems, and the independent auditors are responsible for conducting a proper audit of the Fund’s financial statements. Members of the Committee are not employees of the Funds and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct ‘‘field work’’ or other types of auditing or accounting reviews or procedures. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within management and outside the Fund from which the Committee receives information and (ii) the accuracy of financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.

Membership

The Committee shall be comprised of as many trustees as the Board shall determine, but in any event not less than three (3) Trustees. Each member of the Committee must be a member of the Board. The Board may remove or replace any member of the Committee at any time in its sole discretion. One or more members of the Committee may be designated by the Board as the Committee’s chairman or co-chairman, as the case may be.

Each member of the Committee may not be an ‘‘interested person’’ of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the ‘‘Investment Company Act’’),

and must otherwise satisfy the standards for independence of an audit committee member of an investment company issuer as set forth in Rule 10A-3(b) (taking into account any exceptions to those requirements set for in such rule) under the Securities Exchange Act of 1934, as amended, and under applicable listing standards of the New York Stock Exchange (the ‘‘NYSE’’). Each member of the Committee must be ‘‘financially literate’’ (or must become so within a reasonable time after his or her appointment to the Committee) and at least one member of the Committee must have ‘‘accounting or related financial management expertise,’’ in each case as the Board interprets such qualification in its business judgment under NYSE listing standards.

Responsibilities and Duties

The Committee’s policies and procedures shall remain flexible to facilitate the Committee’s ability to react to changing conditions and to generally discharge its functions. The following describe areas of attention in broad terms. The Committee shall:

1.	Determine the selection, retention or termination of the Fund’s independent auditors based on an evaluation of their independence and the nature and performance of the audit and any permitted non-audit services. Decisions by the Committee concerning the selection, retention or termination of the independent auditors shall be submitted to the Board for ratification in accordance with the requirements of Section 32(a) of the Investment Company Act. The Fund’s independent auditors must report directly to the Committee, which shall be responsible for resolution of disagreements between management and the independent auditors relating to financial reporting.

2.	To consider the independence of the Fund’s independent auditors at least annually, and in connection therewith receive on a periodic basis formal written disclosures and letters from the independent auditors as required by the Independence Standards Board Standard (‘‘ISB’’) No. 1.

3.	To the extent required by applicable regulations, pre-approve (i) all audit and permitted non-audit services rendered by the independent auditors to the Fund and (ii) all non-audit services rendered by the independent auditors to the Fund’s investment advisers (including sub-advisers) and to certain of the investment advisers’ affiliates. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

4.	Review the fees charged by the independent auditors to the Fund, the investment advisers and certain affiliates of the investment advisers for audit, audit-related and permitted non-audit services.

5.	If and to the extent that the Fund intends to have employees, set clear policies for the hiring by the Fund of employees or former employees of the Fund’s independent auditors.

6.	Obtain and review at least annually a report from the independent auditors describing (i) the accounting firm’s internal quality-control procedures and (ii) any material issues raised (a) by the accounting firm’s most recent internal quality-control review or peer review or (b) by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to address any such issues.

7.	Review with the Fund’s independent auditors arrangements for and the scope of the annual audit and any special audits, including the form of any opinion proposed to be rendered to the Board and shareholders of the Fund.

8.	Meet with management and the independent auditors to review and discuss the Fund’s annual audited financial statements, including a review of any specific disclosures of management’s discussion of the Fund’s investment performance; and, with respect to the Fund’s audited financial statements, discuss with the independent auditors matters required by Statement of Accounting Standards (‘‘SAS’’) No. 61 and any other matters required to be reported to the Committee under applicable law; and provide a statement whether, based on its review of the Fund’s audited financial statements, the Committee recommends to the Board that the audited financial statements be included in the Fund’s Annual Report.

Meet with management to review and discuss the Fund’s unaudited financial statements included in the semi-annual report, including, if any, a review of any specific disclosure of management’s discussion of the Fund’s investment performance.

9.	Discuss with management and the independent auditors the Fund’s unaudited financial statements.

10.	Review with the independent auditors any audit problems or difficulties encountered in the course of their audit work and management’s responses thereto.

11.	Review with management and, as applicable, with the independent auditors the Fund’s accounting and financial reporting policies, practices and internal controls, management’s guidelines and policies with respect to risk assessment and risk management, including the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent auditors.

12.	Discuss with management any press releases discussing the Fund’s investment performance and other financial information about the Fund, as well as any financial information provided by management to analysts or rating agencies. The Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each such release of information.

13.	Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Fund, the Fund’s investment advisers, administrator, principal underwriter (if any) or any other provider of accounting-related services for the investment advisers of concerns regarding accounting or auditing matters.

14.	Investigate or initiate the investigation of any improprieties or suspected improprieties in the Fund’s accounting operations or financial reporting.

15.	Review with counsel legal and regulatory matters that have a material impact on the Fund’s financial and accounting reporting policies and practices or its internal controls.

16.	Report to the Board on a regular basis (at least annually) on the Committee’s activities.

17.	Perform such other functions consistent with this Charter, the Agreement and Declaration of Trust and Bylaws applicable to the Fund, and applicable law or regulation, as the Committee or the Board deems necessary or appropriate.

The Committee may delegate any portion of its authority and responsibilities as set forth in this Charter to a subcommittee of one or more members of the Committee.

Meetings

At least annually, the Committee shall meet separately with the independent auditors and separately with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Committee shall hold other regular or special meetings as and when it deems necessary or appropriate.

Outside Resources and Assistance from Management

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Committee may request. The Committee shall have the authority to engage at the Fund’s expense independent counsel and other experts and consultants whose expertise the Committee considers necessary to carry out its responsibilities. The Fund shall provide for appropriate funding, as determined by the Committee, for the payment of: (i) compensation of the Fund’s independent auditors for the issuance of an audit report relating to the Fund’s financial statements or the performance of other audit, review or attest services for the Fund; (ii) compensation of independent legal counsel or other advisers retained by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in fulfilling its purposes or carrying out its responsibilities under this Charter.

Annual Evaluations

The Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board. In addition, the performance of the Committee shall be reviewed at least annually by the Board.

Adoption and Amendments

The Board shall adopt and approve this Charter and may amend the Charter at any time on the Board’s own motion.

Appendix A

Funds Subject to this Charter

(As of June 10, 2008)

NICHOLAS-APPLEGATE EQUITY & CONVERTIBLE INCOME FUND
NICHOLAS-APPLEGATE GLOBAL EQUITY & CONVERTIBLE INCOME FUND
ALLIANZ RCM GLOBAL ECOTRENDS FUND
PIMCO INCOME OPPORTUNITY FUND
PIMCO MUNICIPAL INCOME FUND
PIMCO CALIFORNIA MUNICIPAL INCOME FUND
PIMCO NEW YORK MUNICIPAL INCOME FUND
PIMCO CORPORATE INCOME FUND
PIMCO MUNICIPAL INCOME FUND II
PIMCO CALIFORNIA MUNICIPAL INCOME FUND II
PIMCO NEW YORK MUNICIPAL INCOME FUND II
PIMCO MUNICIPAL INCOME FUND III
PIMCO CALIFORNIA MUNICIPAL INCOME FUND III
PIMCO NEW YORK MUNICIPAL INCOME FUND III
PIMCO CORPORATE OPPORTUNITY FUND
NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND
PIMCO HIGH INCOME FUND
NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND II
PIMCO FLOATING RATE INCOME FUND
PIMCO FLOATING RATE STRATEGY FUND
NFJ DIVIDEND, INTEREST & PREMIUM STRATEGY FUND
NICHOLAS-APPLEGATE INTERNATIONAL & PREMIUM STRATEGY FUND
PCM FUND, INC.
PIMCO GLOBAL STOCKSPLUS & INCOME FUND
PIMCO MUNICIPAL ADVANTAGE FUND INC.
PIMCO STRATEGIC GLOBAL GOVERNMENT FUND, INC.

Exhibit B to Proxy Statement

Report of Audit Oversight Committee
of the Board of Trustees of
Nicholas-Applegate Convertible & Income Fund
Nicholas-Applegate Convertible & Income Fund II (each, a ‘‘Fund’’)
Dated April 24, 2008

The Audit Oversight Committee (the ‘‘Committee’’) oversees the Fund’s financial reporting process on behalf of the Board of Trustees of each Fund (the ‘‘Board’’) and operates under a written Charter adopted by the Board. The Committee meets with the Fund’s management (‘‘Management’’) and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee’s and independent accountant’s responsibilities, Management has advised that the Fund’s financial statements for the fiscal year ended February 29, 2008 were prepared in conformity with the generally accepted accounting principles.

The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP (‘‘PwC’’), the Fund’s independent registered public accounting firm, the audited financial statements for the fiscal year ended February 29, 2008. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires the independent registered public accounting firm to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters.

With respect to the Fund, the Committee has received the written disclosure and the letter from PwC required by Independence Standards Board Standard No. 1 (requiring registered public accounting firms to make written disclosure to and discuss with the Committee various matters relating to the auditor’s independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to the Fund and for non-audit services provided to Allianz Global Investors Fund Management LLC (‘‘AGIFM’’), the Fund’s investment manager, Nicholas Applegate Capital Management LLC (‘‘NACM’’), the Fund’s sub-adviser and any entity controlling, controlled by or under common control with AGIFM or NACM that provided services to the Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Fund’s independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

Based on the foregoing review and discussions, the Committee presents this Report to the Board and recommends that (1) the audited financial statements for the fiscal year ended February 29, 2008 be included in the Fund’s Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed

B-1

with the Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC be reappointed as the Fund’s independent registered public accounting firm for the fiscal year ending February 28, 2009.

Submitted by the Audit Oversight Committee of the Board of Trustees:

Paul Belica
Robert E. Connor
Hans W. Kertess
R. Peter Sullivan III
John J. Dalessandro II
William B. Ogden, IV

B-2

PROXY
NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND
COMMON SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON JULY 23, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of common shares of Nicholas-Applegate Convertible & Income Fund, a Massachusetts business trust (the ‘‘Fund’’), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the ‘‘Annual Meeting’’) to be held at 11:00 a.m., Eastern Time, July 23, 2008 at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, between West 54th and West 55th Streets, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST ‘‘FOR’’ SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND

COMMON SHARES

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

ANNUAL MEETING PROXY CARD

A. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

1.    Nominees:

(01)	R. Peter Sullivan III (Class II)	For	Withhold
(02)	Diana L. Taylor (Class II)	For	Withhold

2.    To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof, in the discretion of the proxy holder(s).

B.    Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

C.    Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign this proxy card exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Date (mm/dd/yyyy) — Pls print date below.

        /        /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

PROXY
NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND
PREFERRED SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON JULY 23, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of preferred shares of Nicholas-Applegate Convertible & Income Fund, a Massachusetts business trust (the ‘‘Fund’’), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the ‘‘Annual Meeting’’) to be held at 11:00 a.m., Eastern Time, July 23, 2008 at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, between West 54th and West 55th Streets, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST ‘‘FOR’’ SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND

PREFERRED SHARES

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

ANNUAL MEETING PROXY CARD

A.    Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

1.    Nominees:

(01)	John J. Dalessandro II (Class II)	For	Withhold
(02)	R. Peter Sullivan III (Class II)	For	Withhold
(03)	Diana L. Taylor (Class II)	For	Withhold

2.    To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof, in the discretion of the proxy holder(s).

B.    Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

C.    Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign this proxy card exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Date (mm/dd/yyyy) — Pls print date below.

        /        /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

PROXY
NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND II
COMMON SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON JULY 23, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of common shares of Nicholas-Applegate Convertible & Income Fund II, a Massachusetts business trust (the ‘‘Fund’’), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the ‘‘Annual Meeting’’) to be held at 11:00 a.m., Eastern Time, July 23, 2008 at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, between West 54th and West 55th Streets, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST ‘‘FOR’’ SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND II

COMMON SHARES

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

ANNUAL MEETING PROXY CARD

A.    Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

1.    Nominees:

(01)	R. Peter Sullivan III (Class II)	For	Withhold
(02)	Diana L. Taylor (Class II)	For	Withhold

2.    To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof, in the discretion of the proxy holder(s).

B.     Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

C.     Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign this proxy card exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Date (mm/dd/yyyy) — Pls print date below.

        /        /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

PROXY
NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND II
PREFERRED SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON JULY 23, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of preferred shares of Nicholas-Applegate Convertible & Income Fund II, a Massachusetts business trust (the ‘‘Fund’’), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the ‘‘Annual Meeting’’) to be held at 11:00 a.m., Eastern Time, July 23, 2008 at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, between West 54th and West 55th Streets, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST ‘‘FOR’’ SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND II

PREFERRED SHARES

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

ANNUAL MEETING PROXY CARD

A.    Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

1.    Nominees:

(01)	John J. Dalessandro II (Class II)	For	Withhold
(02)	R. Peter Sullivan III (Class II)	For	Withhold
(03)	Diana L. Taylor (Class II)	For	Withhold

2.    To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof, in the discretion of the proxy holder(s).

B.    Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

C.    Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign this proxy card exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Date (mm/dd/yyyy) — Pls print date below.

        /        /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.